UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2019

WAGEWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35232	94-3351864
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Park Place, 4th Floor San Mateo, California	94403
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 577-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On March 14, 2019, WageWorks, Inc., a Delaware corporation (the “Company”), entered into a Reporting Extension Agreement (the “Third Extension Agreement”), by and among the Company, the lenders party thereto and MUFG Union Bank, N.A., as administrative agent (“Agent”), relating to the Company’s existing Second Amended and Restated Credit Agreement (the “Credit Agreement”), by and among the Company, the guarantors from time to time party thereto, the lenders from time to time party thereto, and Agent. The Third Extension Agreement extends the time period for delivery to Agent and the lenders of the Company’s (1) restated audited annual financial statements for the fiscal year ending December 31, 2016, (2) audited annual financial statements for the fiscal year ending December 31, 2017, (3) restated consolidated financial statements for the fiscal quarters ending March 31, 2016, June 30, 2016, September 30, 2016, March 31, 2017, June 30, 2017 and September 30, 2017, and (4) consolidated financial statements for the fiscal quarters ending March 31, 2018, June 30, 2018, and September 30, 2018, until March 19, 2019. The Third Extension Agreement further extends the time period for delivery to Agent and the Lenders of the Company’s audited financial statements for the fiscal year ending December 31, 2018 until May 10, 2019.

In connection with the Third Extension Agreement, the Company has agreed to pay Agent, for the account of the Lenders, a non-refundable fee equal to $100,000.

Certain of the lenders and their affiliates have engaged in, and may in the future engage in, other commercial dealings in the ordinary course of business with the Company or its affiliates. They have received, or may in the future receive, customary fees and commissions for those transactions.

The foregoing description of the Third Extension Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Extension Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition

A copy of a slide presentation that Company intends to present to investors at an investor call to discuss the Company’s recent financial results and financial outlook on Wednesday, March 13, 2019 at 2:00p.m. PST (5:00p.m. EST) is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein. The Company also posted these slides on its website (http://ir.wageworks.com).

The information in Item 2.02, including Exhibit 99.1, of this Current Report on Form 8-K is being furnished, not filed, in accordance with the provisions of General Instruction B.2 of Form 8-K. Accordingly, the information in Item 2.02 of this Form 8-K will not be incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Scott Rose as Chief Operating Officer

The Board of Directors of the Company approved the appointment of Scott Rose as Chief Operating Officer (“COO”) of the Company, effective as of March 12, 2019 (the “Start Date”). Mr. Rose has served as the Company’s Senior Vice President, Customer Experience since June 2016. Prior to joining the Company, Mr. Rose served in various positions with McKesson Corporation from 2006 to 2016, most recently as Vice President, Customer Care. Mr. Rose holds a BA in Economics from the University of Florida and a Master of Business Administration from the M.J. Neeley School of Business at Texas Christian University.

In connection with Mr. Rose’s appointment as COO, Mr. Rose entered into an employment offer letter with the Company dated March 11, 2018 (the “Rose Offer Letter”). Pursuant to the Rose Offer Letter, Mr. Rose will be paid a base salary at the annualized rate of $350,000 and will be eligible to receive a cash bonus at a target amount of up to 70% of Mr. Rose’s base salary, subject to achievement of performance objectives to be determined by the Company and pro-rated based upon the number of months during the year that he is eligible to participate. Subject to the approval of the compensation committee of the Company’s Board of Directors (the “Compensation Committee”) following the Company’s next filing of a registration statement on Form S-8, Mr. Rose will receive equity awards consisting of (1) a grant of restricted stock units covering shares of the Company’s common stock with a value of approximately $650,000 (the “RSU Award”) and (2) a grant of performance-based restricted stock units covering shares of the Company’s common stock with a value of approximately $650,000 (the “PSU Award”) (each, an “Equity Award”). The RSU Award shall vest in annual installments on each of the four anniversaries of his Start Date. The PSU Award shall vest based on the achievement over a three-year performance period of certain corporate performance objectives to be determined by the Compensation Committee at the time of grant. Vesting of the Equity Awards is subject to him remaining in service with the Company.

There are no arrangements or understandings between Mr. Rose and any other persons pursuant to which he was selected as Chief Operating Officer. There are also no family relationships between Mr. Rose and any director or executive officer of the Company, and the Company has not entered into any transactions with Mr. Rose that are reportable pursuant to Item 404(a) of Regulation S-K.

Cautionary Statement Concerning Forward Looking Statements

This Form 8-K and the investor presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by the use of forward-looking terminology such as “believes,” “expects,” “anticipates,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” or the negative of these words or other comparable terminology. The discussion of financial trends, strategy, plans or intentions may also include forward-looking statements, as well as projections of future operating results, the Company’s selling efforts and the anticipated benefits from those efforts; expected benefits from the Company’s carrier relationships and channel partnerships; the Company’s growth strategy, including acquisitions and portfolio purchases; the demand for Consumer Directed Benefits and adoption of Consumer-Directed Health Plans; market trends for the industries in which the Company competes; the Company’s expectations and beliefs concerning how those trends will affect its operating results; the Company’s strategic and operational plans, objectives and goals; the effects of changes to the Company’s management team and oversight structure; and the effects of the restatement of the Company’s financial statements. This information and these statements are based on management’s current expectations and assumptions that are subject to risks and uncertainties. These forward looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied by such statements. Although it is not possible to predict or identify all such risks and uncertainties, they may include, but are not limited to, those described in the Company’s annual, quarterly and current reports (i.e., Form 10-K, Form 10-Q and Form 8-K) as filed or furnished with the Securities and Exchange Commission. You are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date such statements were first made. To the degree financial information is included in this presentation, it is in summary form only and must be considered in the context of the full details provided in the Company’s most recent annual, quarterly or current report as filed or furnished with the SEC. The Company’s SEC reports are available at www.wageworks.com in the Investor Relations section. Except to the extent required by law, the Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.

Item 9.01 Exhibits

Exhibits	Description of Exhibits

10.1	Third Reporting Extension Agreement, dated as of March 14, 2019, by and among WageWorks, Inc., the lenders party thereto and MUFG Union Bank, N.A., as administrative agent.

99.1	WageWorks, Inc. Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAGEWORKS, INC.

Dated: March 18, 2018	By:	/s/ Ismail Dawood
Name: Ismail Dawood
Title: Chief Financial Officer